EXHIBIT 99.1

NYSE MKT: CRMD
August 2013
 Company Overview

© 2013 CorMedix Inc

Forward Looking Statements
This presentation contains certain statements that constitute forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The forward looking statements in this presentation include statements about our business, including commercialization plans and potential markets for our products and product candidates, clinical trials, potential indications for our product candidates, development timelines, regulatory timelines and future events that have not yet occurred. Pharmaceutical and medical device development inherently involves significant risks and uncertainties, including the risks outlined in “Risk
Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on
March 27, 2013 and in “Risk Factors” in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on May 15 and August 14, 2013. Our actual results may differ materially from our expectations due to these risks and uncertainties, including, but not limited to, our dependence on the success of our lead product candidate, and factors relating to commercialization and regulatory approval thereof, ability to raise sufficient capital, retaining our stock’s listing on the
NYSE MKT, research and development activities, intellectual property protection, competition, industry environment, and other matters. Any forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CorMedix

Milestones in 2013

- Neutrolin® received CE mark approval as class III medical device in July 2013
- CorMedix Europe GmbH established in Germany in 2013
- Global patent estate: 17 issued patents; patent life: 2019-2025

Current Focus

- Neutrolin® Use Monitoring Program in hemodialysis field in Germany with influential physicians
- Plan to launch Neutrolin® in Germany and Austria late 3Q/4Q 2013
- Strategic partnership discussions in other countries (EU, Middle East, Asia)

Planned Next Steps

- Label expansion in other catheter applications in EU in 2014
- FDA CDER pre-IND meeting, discuss study in the U.S.
- Partnerships in key countries

© 2013 CorMedix Inc

CorMedix: A Catheter Care Company

CorMedix

Neutrolin®

- **An antimicrobial/anticoagulant Catheter Lock Solution (CLS) specifically designed for:**
  - Prevention of Catheter Related Bloodstream Infections (CRBI)
  - Maintenance of catheter patency
  - Prevention of the formation of biofilm

© 2013 CorMedix Inc

What is Neutrolin®?

CorMedix

Rational	• Patients require a reliable vascular access (hemodialysis, chemotherapy, ICU, and TPN) • Central venous catheters (CVC) are associated with two complications: ▪ Thrombosis ▪ Infection
Unmet Need	• The current standard of care in many dialysis units is to use heparin only to prevent thrombosis • The Renal Association and European Renal Best Practice now recommends that an antimicrobial agent be included in catheter lock solutions
Neutrolin®	• Neutrolin® contains Taurolidine, a broad spectrum antimicrobial • Neutrolin® also contains Citrate and Heparin, both effective anti-coagulants

© 2013 CorMedix Inc

Why Neutrolin®?

Successful Launch in EU for Hemodialysis
Label Expansion in E.U.
Rollout to Other Key Countries
Entry into the U.S. Market

© 2013 CorMedix Inc

Neutrolin®
Strategic Pillars

CorMedix

Successful Launch in EU for Hemodialysis

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© 2013 CorMedix Inc
Key Activities:
•Successful launch in Germany and Austria
 • Experienced sales team targets early
 adopters
 • Increase healthcare provider awareness
•Negotiate Partner Arrangements
• Position Neutrolin® strategically
▪ Pricing
▪ Understand payer reimbursement policies
Neutrolin®
Strategic Pillars

EU Launch Strategy - On Track

CorMedix

	Current and Planned Key Activities	Planned Next Steps
Market Research	• On-going contacts with private dialysis units, hospitals, and KfH to understand their common practice, unmet needs, and reimbursement • Pricing sensitivity testing • Business intelligence	• Ongoing market research in Germany and Austria • Provide market research support for BD team
Operations	• Coordinate execution of manufacturing/packaging capacity, and lead times for API • Establish CorMedix GmbH operational office in Fulda, build German website	• Continuous improvement to lower cost • Improve efficiency • Maintain DMF quality product
Finance	• Explore all routes of financing, minimize as much as possible dilution to current shareholders – seek reasonable terms, strategic partnerships	• Continue financing and strategic partnership activities
Regulatory	• Submission of data for label expansion to TUV for applications in E.U. • Prepare meetings with U.S. FDA	• Identify regulatory requirements for approval in other countries outside E.U.
Sales	• Establish experienced sales team • Sales force training	• German sales force in the field late 3Qtr beginning of 4th Qtr, 2013 to generate revenue
Global Business Development	• Conduct primary and secondary research to evaluate key countries and find sales partners to penetrate markets	• BD team screens and implements process to complete agreements

© 2013 CorMedix Inc

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CorMedix

Successful Launch in EU for Hemodialysis
Label Expansion in E.U.

© 2013 CorMedix Inc

Key Activities:
•Expansion into oncology, ICU, Total
 Parenteral Nutrition, and peritoneal
 dialysis fields
•Submission of required data to TUV
•Develop target list of physicians and
 expand the sales force
Neutrolin®
Strategic Pillars

Rollout to Other Key Countries
Entry into the U.S. Market

© 2013 CorMedix Inc

Key Activities:
•Identify and prioritize key countries
•Identify best sales partners in key
countries
 ▪ Screening/due diligence / deal
 negotiations conducted with
 country and regional specific
 advisors
•Complete agreements
•Monitor product positioning and
coordinate manufacturing capacity
Neutrolin®
Strategic Pillars

© 2013 CorMedix Inc

Potential Opportunity for Consideration:
• U.S. FDA discussions (pre-IND meeting, timelines)
• Clinical trial requirements by FDA
 ▪ Patient population size
 ▪ Duration
• Clinical trial execution decision
 ▪ Strategic partner
 ▪ Go alone if sufficient internal funding
Neutrolin®
Strategic Pillars

Countries with high hemodialysis patient and catheter use rate
Final Countries based upon pricing, reimbursement and market entry barriers

© 2013 CorMedix Inc

Business Development to Target Countries with
High Catheter Use and Favorable Reimbursement
• Major Countries: U.S., Japan,
 China, Brazil, Germany, Canada
Source: Derived from USRDS, 2011, and Dialysis Outcomes and Practice Pattern Study (DOPPS) Annual
Report 2010, and Canadian Institute for Health Information, Canadian Organ Replacement Registry

International Sales Partner Profile

(Potential sales partner completes the Profile as the first step, returns to CorMedix for review. Phone conference to discuss if needed)

2 **CorMedix Non-binding Term Sheet**

(Potential sales partner completes the non-binding Term Sheet (including the transfer price, payment terms, etc.) as an abbreviated version of their proposal)

3 **Marketing/Sales Plan (for 3 years)**

(Potential sales partner provides CorMedix a 3-year marketing/sales plan for review. Phone conference to discuss)

4 **Due Diligence**

(CorMedix conducts due diligence)

5 **Agreement Execution**

(CorMedix finalizes the terms with the selected sales partner, both parties sign the formal agreement)

© 2013 CorMedix Inc

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Process in Place to Select Best Sales Partner

CorMedix

CorMedix Inc.
International Sales Partner Profile

Company Name: ______________________ Date: ______________

Address: ______________________

City: ______________ State/Province: ______

Country: ______________ Company Website: ______

Contact Name: ______________ Job Title: ______

Email: ______________ Phone: ______

1. In which country or countries do you focus your sales efforts?
2. What is the size of your company compared to other distributors in your area?
   ❑ Small ❑ Medium ❑ Large
3. Number of Employees in your company:
   Total number of employees: ______ Number of Sales representati
4. What is the approximate annual sales of your company in U.S. dollars (please check o
   ❑-$500,000 ❑$500,000-$1,000,000 ❑$1-$2 Million ❑$3-$5 Mi
   ❑$11-20 Million ❑$21-25 Million ❑$26-35 Million ❑$36-50 M
5. What are your company's Target Markets? (please list from strongest to weakest)
6. Please list the products your company is currently selling/distributing:
7. Which tradeshows/conventions do you attend each year?

8. Please provide two products your company has successfully distributed in your region:
   Product 1: ____________ Launched time: __________ Current sales/market share: __________
   Product 2: ____________ Launched time: __________ Current sales/market share: __________
9. What are your perceived market opportunities for Neutrolin® in your area?
10. Estimation of the target market size for Neutrolin® in your region (in vials or in USD).
11. What is your perceived value proposition for Neutrolin® compared to what is currently available in your region?
12. Provide a brief summary of current competitive environment (i.e., who are the competitors, how are competitors positioned, pricing, estimation of unit sales/market share of competitor's products, etc)
13. Provide a brief description of how your company would be positioned to market and sell Neutrolin® in your region.
14. Neutrolin® is classified as a medical device by the EU authorities and has received the CE mark approval in July 2013. What is your level of confidence that the authorities in your territory/country will approve Neutrolin® as a medical device as well?
15. Estimation of the time for registration, and label/packaging requirement in your territory/country.
16. In your perspective, what would be the appropriate end-user price per vial for Neutrolin® in your region?

Page 2 of 3

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© 2013 CorMedix Inc

CorMedix

CorMedix Inc.
Non-binding Term Sheet

Name of Potential Distributor	
Location of Potential Distributor	
Name and location of sub-distributor(s) if there are any	Name of sub-distributors: Location of sub-distributors:
Please Specify Territory	
Proposed Exclusivity Term and Renewal	Exclusive distribution in the territory initial length Renew every ____ year
Up-front fee (in USD) & Terms	
Proposed Transfer price (in USD/per vial)	
Distributor Trade price in the Territory (USD/per vial)	
Sales targets (in vials)	1st quarter: 2nd quarter: 3rd quarter: 4th quarter: Total sales target for Year 1: Sales target for Year 2: Sales target for Year 3:
Order size and Order frequency	Order size (in vials): Order frequency:
Shipping & delivery term	
Payment terms	
Late payment charge	

Page 1 of 2

CorMedix
Neutrolin®

Neutrolin®: The Antimicrobial/Anticoagulant Catheter Lock Solution for the Prevention of Catheter Related Bloodstream Infections (CRBI) and Maintenance of Catheter Patency in Hemodialysis Patients.

- Patients undergoing hemodialysis require a reliable vascular access for performance of regular dialysis treatment
- Central venous catheters (CVC), which are used as either short term or long term vascular access in dialysis, are associated with two major complications:
  - Bacteremia - Treatment of CRBI usually requires catheter replacement in conjunction with systemic antibiotics
  - Thrombosis - Needs to be treated by instilling a thrombolytic agent, special procedure, or catheter replacement
- The current standard of care in many dialysis units is to use heparin as a catheter lock solution only to prevent thrombosis
- The Renal Association and European Renal Best Practice now recommends that an antimicrobial agent be included in catheter lock solutions* **

Why Neutrolin®?

Neutrolin® prevents both catheter related bloodstream infection and thrombosis. This is achieved through the broad spectrum anti-microbial properties of Taurolidine and anticoagulant activity of Citrate and Heparin.

⇒ Neutrolin® contains Taurolidine, a broad spectrum antimicrobial
- √ Active against gram-positive & gram-negative bacteria and fungi
- √ Prevents both ***infection*** and formation of ***biofilm***
- √ Not an antibiotic, no observed bacterial resistance
- √ Biocompatible and non-toxic

⇒ Neutrolin® contains Citrate and Heparin, both effective anti-coagulants
- √ 3.5% citrate is safe and efficient according to the recommendation of the U.S. FDA
- √ Heparin at the dose of 1000 u/ml is the ***current dialysis industry standard in the U.S.***

Neutrolin® Package:

- Each pack contains 10 glass vials containing 5.0 ml of Neutrolin® - a sterile, non-pyrogenic, pre-mixed, non-preserved, clear aqueous solution
- Neutrolin® is for single use only, to be instilled in the catheter lumen between HD treatments for "locking" of all types of commercially available vascular access HD catheters

*: Vascular Access for Haemodialysis Renal Association (United Kingdom), R. Fluck, M. Kumwenda (2011).
**: Diagnosis, prevention and treatment of haemodialysis catheter-related bloodstream infections (CRBI): a position statement of European Renal Best Practice (ERBP). Vanholder, R. et al. NDT Plus (2010) 3: 234-246.

CorMedix Inc. Global Headquarters: 745 Route 202-206, Suite 303, Bridgewater, NJ 08807, USA http://www.CorMedix.com/

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© 2013 CorMedix Inc

CorMedix

CorMedix

CorMedix Sales Rep Training Guide

[This document is designed to assist sales reps in their discussions with the decision-makers, physicians, or nurses at dialysis centers/units for a better understanding of the current catheter use rate, clinical needs, decision-making process, cost implications of catheter lock solutions, and implementation. The information gathered from this discussion will facilitate our sales success.]

1. Catheter Use Rate

- **Background**

  The number of patients dialyzing via a catheter, "Catheter the quality of the vascular access at a given unit, it may b given time. The average rate of catheter use is estimated
  only. Others have a catheter in addition to a graft or f
  "maturing" (this process may take up to several months).
  unit (number of patients dialyzed at the unit X the p
  potential at a given unit, since catheter lock solution
  catheters. *This includes those patients having a cathete*
  dialyzed while they are in the transition from catheter to f

  A dialysis unit has a certain number of "beds." Each "bed"
  time of the day. Patients are dialyzed three times weekly
  Tuesday Thursday Saturday). A dialysis unit may have th
  units are full and some have shifts that are not full or have

- **Purpose**

  To determine the current catheter use rate at this dialysis

- **Questions to be asked**
  - Patient load
    - On average, how many patients undergo dialysis at
  - Catheter use rate
    - What is the current catheter use rate at this dialysi
      catheter alone and those that are in the transition

2. Assessing Clinical Needs

- **Background**

  The two major complications related to catheter use ar
  Bloodstream Infections (CRBI). Patients have to be sent
  catheter thrombosis occurs. This usually means that the di number of dialysis sessions while the patient undergoes t
  directly impact the revenue of this dialysis center. Depe
  and the incidence of catheter malfunction, a given unit
  problem". Also, a unit may already have in use cert
  thrombosis. Some units only use a catheter lock solu
  thrombosis. Most units do not have a specific "anti-infec

CorMedix Market Research Discussion Guide

Regarding the Use of Tunneled, Cuffed Central Venous Catheter for Vascular Access in Hemodialysis Patients, and the Selection of Catheter Lock Solutions

- This document is designed to assist in open-ended discussion and interviews (around 45 minutes) with physicians, nurses, and staffs who are in charge of procurement and the use of catheter lock solutions at dialysis center/unit. This is not a formal questionnaire; ***it is a guide to a free flowing discussion and information gathering about practice in dialysis centers.***
- Each section may be addressed in a different order based on the course of the conversation.

Vascular Access for Hemodialysis

There are three basic kinds of vascular access for hemodialysis: (1) arteriovenous (AV) fistula; (2) AV graft; and (3) central venous catheter. The purpose of this section is to better understand the use of each type of vascular access at different dialysis center/unit.

- Based on your practice and experience, approximately what percent of hemodialysis patients use an AV fistula, an AV graft, or a tunneled, cuffed central venous catheter (CVC), respectively?
  - Is there a guideline on vascular access from the central or local government or from this center/unit? If yes, can we get a copy of the guidelines?
  - Based on the guideline, what proportion of hemodialysis patients are recommended to use an AV fistula for vascular access? What about AV graft, and central venous catheter?
  - Describe a physician's decision making process in terms of vascular access.
  - Which types of patients are most likely using a central venous catheter? Why?
  - From your perspective, what are the advantages of using a central venous catheter?
  - What are the disadvantages or major complications associated with a central venous catheter?
  - Who pays for patient's dialysis treatment? If patients are on central venous catheters, who would pay for the catheter lock solutions? Private pay, government program, and/or health insurance?
  - What proportion of patients have healthcare insurance? Public insurance? Private insurance?
  - What is the relationship, if any, between the type of payment and the use of central venous catheter?
  - Patient load – On average, how many total patients undergo dialysis per week at this center? How many patients with central venous catheters undergo dialysis per week?
- Vascular Access for initiation of dialysis
  - Approximately what percent of patients are initiated on dialysis with AV fistula, AV graft, or central venous catheter, respectively?
  - When initiating a patient on dialysis with a central venous catheter, approximately what percent of patients do you plan to convert to either a graft or AV fistula eventually?
- Trends for vascular access
  - Of these three vascular access approaches, which one do you see growing in use? Why?
  - What is the trend of using tunneled, cuffed central venous catheter at this dialysis center? Why?

© 2013 CorMedix Inc

© 2013 CorMedix Inc

Large Worldwide Hemodialysis Opportunity
European Union Sales Partnerships:
• 91,000 hemodialysis catheter patients
• 28 countries
U.S. Clinical Development Funding and Sales Partnerships
• 104,000 hemodialysis catheter patients

Top 5 Hemodialysis markets: U.S., Japan, China, Brazil, Germany.
Source: Derived from USRDS, 2011, and Grassman, Neprol. Dial. Transplant (Dec 2005) 20 (12):25-87-2593, and
Dialysis Outcomes and Practice Pattern Study (DOPPS) Annual Report 2010, CorMedix estimates
Asia/Middle East/North and South America Sales Partnerships
• 106,000 hemodialysis catheter patients
• China, Japan, Korea, Saudi Arabia, Brazil, Canada

© 2013 CorMedix Inc

Opportunity to Grow with Label Expansion into other
Catheter Applications
European Union Sales Partnerships:
• 145,600 catheter patients
• 28 countries
U.S. Clinical Development Funding and Sales Partnerships
• 124,800 catheter patients

Other catheter applications: chemotherapy, intensive care, total parenteral nutrition.
Source: CorMedix estimates based on hemodialysis catheter patients derived from USRDS, 2011, and Grassman,
Neprol. Dial. Transplant (Dec 2005) 20 (12):25-87-2593, and Dialysis Outcomes and Practice Pattern Study (DOPPS)

Asia/Middle East/North and South America Sales Partnerships
• 106,000 catheter patients
• China, Japan, Korea, Saudi Arabia, Brazil, Canada

© 2013 CorMedix Inc

Significant Near Term Hemodialysis Opportunity in E.U.
Initially CorMedix will target the Hemodialysis market:
• E.U. : 91,000 hemodialysis catheter patients
These patients represent ~14.2 million HD sessions per year

(91,000 HD catheter patients * 3 weekly dialysis sessions/week * 52 weeks per year = 14.2 million)
Potential Hemodialysis Market Size in E.U. :
USD $40 - $80 million
Source: Derived from USRDS, 2011, and Grassman, Neprol. Dial. Transplant (Dec 2005) 20 (12):25-87-2593, and
Dialysis Outcomes and Practice Pattern Study (DOPPS)

© 2013 CorMedix Inc

…..and Even Greater Opportunity in the Long Term
with Other Key Countries and an Expanded Label
Hemodialysis and Expanded Label market:
• E.U.: 236,600 catheter patients
• Other Key Countries: 212,000 catheter patients
Long Term Potential Market Size in E.U. and Other Key Countries
for Hemodialysis and Expanded Label:
USD $180 - $340 million

Top 5 Hemodialysis markets: U.S., Japan, China, Brazil, Germany.
Source: Derived from USRDS, 2011, and Grassman, Neprol. Dial. Transplant (Dec 2005) 20 (12):25-87-2593, and
Dialysis Outcomes and Practice Pattern Study (DOPPS)

© 2013 CorMedix Inc

Option to Enter the United States with Strategic
Partnerships or Internal Funding
U.S. Hemodialysis and Expanded Label market:
• 228,800 catheter patients
Long Term Potential Market Size in U.S. for Hemodialysis and
Expanded Label:
USD $140 - $270 million

Top 5 Hemodialysis markets: U.S., Japan, China, Brazil, Germany.
Source: Derived from USRDS, 2011, and Grassman, Neprol. Dial. Transplant (Dec 2005) 20 (12):25-87-2593, and
Dialysis Outcomes and Practice Pattern Study (DOPPS)

© 2013 CorMedix Inc

IP Status Update
• Global Patent Estate - 17 issued patents provide protection through 2019-2025
 ▪ Freedom to Operate
 ▪ Proprietary
 ➢ Sodemann: A method of inhibiting or preventing infection and blood coagulation as a medical prosthetic device using a pharmaceutical composition comprising taurolidine and citric acid
 ➢ Prosl: A locking solution comprising a taurinamide derivative, a biologically acceptable acid and low concentration heparin
 ➢ Polaschegg: gel technology with taurolidine
• Planned additional filings under prosecution to extend
 protection

Successful Launch in EU for Hemodialysis
Label Expansion in E.U.
Rollout to Other Key Countries
Entry into the U.S. Market

© 2013 CorMedix Inc

Neutrolin®
Strategic Pillars

http://www.CorMedix.com/
NYSE MKT: CRMD
August 2013
Thank You!